ADVANCED SERIES TRUST

AST Goldman Sachs Mid-Cap Growth Portfolio

Supplement dated August 2, 2018 to the

Currently Effective Summary Prospectus, Prospectus and

Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Goldman Sachs Mid-Cap Growth Portfolio (the Portfolio), the Prospectus and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective September 30, 2018, all references to Steven M. Barry’s title in the Summary Prospectus, Prospectus and SAI are changed to “Managing Director, Chief Investment Officer, Fundamental Equity U.S. Equity”.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

 167SUMSUP1